Exhibit 99.3

AMENDMENT TO SERVICING AGREEMENT

          THIS AMENDMENT to the Servicing Agreement dated as of March 1, 2002, between WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, THORNBURG MORTGAGE HOME LOANS, INC. (“TMHL”), as Seller and as Servicer (the “Servicing Agreement”) is made as of the 1st day of December, 2002, by and between the MASTER SERVICER, the SERVICER and the SELLER (the “Amendment”).

WITNESSETH:

           WHEREAS, TMHL and the Master Servicer are parties to the Servicing Agreement wherein the Servicer has agreed to service Securitized Loans pursuant to the terms of the Servicing Agreement;

           WHEREAS, the Master Servicer has requested that certain additional servicing certifications be provided to the Master Servicer and that certain time periods for the provision of reports be modified, and the Servicer has agreed to such modifications; and

           WHEREAS, the Master Servicer and TMHL desire to amend the Servicing Agreement to reflect those requirements;

           NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1.            Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Servicing Agreement.

          2.            Article I entitled "Definitions" is amended as follows:

a.	The definition of "Agreement" is modified to read as follows:

“This Servicing Agreement, as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002, and all other amendments hereof and supplements hereto.”

b.	The definition of "Sub-Servicing Acknowledgment Agreement" is modified to read as follows:

“That certain Sub-Servicing Acknowledgment Agreement, dated as of March 1, 2002, by and between the Servicer and the Sub-Servicer, as amended by that certain Amendment to Sub-Servicing Acknowledgment Agreement, dated as of December 1, 2002 by and between the Servicer and the Sub-Servicer.”

          3.           Section 5.02 entitled "Annual Audit Report" is amended by:

a.	deleting the phrase "Not more than ninety (90) days after the end of the Servicer's fiscal year" in the first sentence; and after the phrase "own expense" add the following: "use its best efforts by March 20 of each year, but in no event later than March 30 of each year,"; and

b.	deleting the phrase "commencing with the fiscal year ending December 31, 2002" in the first sentence.

Therefore, Section 5.02 now reads in its entirety as follows:

The Servicer shall, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

          4.           Section 5.03 entitled "Annual Officer's Certificate" is amended by:

a.	deleting the phrase "Not more than ninety (90) days after the end of the Servicer's fiscal year" in the first sentence; and prior to the phrase "deliver to the Seller" add the following: "using its best efforts by March 20 of each year, but in no event later than March 30 of each year"; and

b.	deleting the phrase "commencing with the fiscal year ending December 31, 2002" in the first sentence.

Therefore, Section 5.03 now reads in its entirety as follows:

The Servicer, at its own expense, will, using its best efforts by March 20 of each year, but in no event later than March 30 of each year, deliver to the Seller and the Master Servicer a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

          5.           The following is added as Section 5.04:

Section 5.04. SERVICER'S CERTIFICATION.

                                a. An officer of the Servicer shall, using its best efforts by March 20 of each year, but no later than March 30 of each year, (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, execute and deliver an Officer’s Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

(i)	Based on my knowledge, the information in the annual statement of compliance furnished pursuant to Section 5.03, the annual independent public accountant’s servicing report furnished pursuant to Section 5.02 and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)	The servicing information required to be provided to the Master Servicer by the Servicer under this Servicing Agreement has been provided to the Master Servicer;

(iii)	I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the annual statement of compliance, the annual independent public accountant’s servicing report and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under the Servicing Agreement; and

(iv)	I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                                b. The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.04 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 5.04 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

          6.           Section 8.01 entitled "Termination for Cause" is amended by:

a.	deleting the word "or" at the end of subsection (vii);

b.	deleting the "." at the end of subsection (viii) and replacing it with the phrase "; or";

c.	inserting the following after subsection (viii):

(ix) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 5.02, 5.03 or 5.04 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Securitized Loans pursuant to a securitization of such Securitized Loans.

          7.           The Sub-Servicer’s performance in accordance with the Sub-Servicing Acknowledgment Agreement shall satisfy the Servicer’s obligations under the Servicing Agreement, as amended hereby.

          8.           Except as amended herein, the terms and conditions and obligations of the Agreement shall remain in full force and effect.

          9.           This Amendment may be executed in any counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

          10.           This Amendment becomes effective as of the date first written above.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME
LOANS, INC., as Seller

By:/s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

THORNBURG MORTGAGE HOME
LOANS, INC., as Servicer

By:/s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, as
Master Servicer

By:/s/ Peter J. Masterman
Name: Peter J. Masterman
Title: Vice President